UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 23, 2004


                                  FRED'S, INC.
               (Exact Name of Registrant as Specified in Charter)


                         Commission File Number 00-19288

              Tennessee                                        62-0634010
     (State or other jurisdiction                        (I. R. S. Employer
    of incorporation or organization)                    Identification No.)

          4300 New Getwell Road, Memphis, TN                       38118
       (Address of principal executive offices)                 (Zip Code)


               Registrant's telephone number, including area code
                                 (901) 365-8880


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On November 23 2004, Fred's, Inc. issued a press release announcing its financial results for the third fiscal quarter and nine-month period ended October 30, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

The information in this report, including the exhibit attached hereto, is furnished pursuant to Item 2.02 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits:

          Exhibit
          Number   Description
         --------  ----------------------------------------------------------
           99.1    Press release issued by Fred's, Inc., dated November 23, 2004

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 FRED'S, INC.
                                 (Registrant)

                             By: /s/ Jerry A. Shore
                                 ----------------------
                                 Jerry A. Shore,
                                 Executive Vice President and
                                 Chief Financial Officer



Date:    November 23, 2004

                                INDEX TO EXHIBITS


  Exhibit
  Number      Description
  ----------  ---------------------------------------------------------------
   99.1       Press release issued by Fred's, Inc., dated November 23, 2004